SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                               FORM 8-K



                            CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                           January 05, 2001
                            Date of Report
                  (Date of Earliest Event Reported)



                      ADVANCE TECHNOLOGIES, INC.
        (Exact Name of Registrant as Specified in its Charter)



      Nevada               0-27175                95-4755369
     (State or other (Commission File No.)  (IRS Employer ID No)
     Jurisdiction)



                       716 Yarmouth Road # 215
                   Palos Verdes Estates, CA 90275

              (Address of Principal Executive Offices)



                   Registrant's Telephone Number
                         (310) 265-7776
















Item 4.  Changes in Registrant's Certifying Accountant.

	  The issuer changed accounting firms when Mr. Todd
Chisholm left the firm of Crouch, Bierwolf & Chisholm establishing his own practice known as;

	  Chisholm & Associates
	  A Professional Corporation
	  PO Box 540216
	  North Salt Lake, UT 84054
              Telephone:  801 292-8756
              Fax:             801 292-8809

Knowing Mr. Todd D. Chisholm CPA, PC had handled the auditing procedures for the issuer in the past.


SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	ADVANCE TECHNOLOGIES, INC



Date: 01/05/2001	   By /s/ Gary E. Ball
                        Gary E. Ball, President and Director